Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirements of the Securities Exchange Act of 1934, and in connection with the quarterly report of Travelzoo on Form 10-Q for the three months ended September 30, 2017, the undersigned hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that (1) this report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:	November 2, 2017	By:	/s/ GLEN CEREMONY
Glen Ceremony
Chief Financial Officer